                                                UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   Form 8-K

                                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                       Date of Report: January 12, 2001

                                            Medix Resources, Inc.
                            (Exact name of registrant as specified in its charter)

         Colorado                        0-24768                         84-1123311
(State of other jurisdiction           (Commission)                     (IRS Employer
      of incorporation)                File Number)                   Identification No.)

      7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO                     80111
              (Address of principal executive offices)                             (Zip Code)

               Registrant's telephone number, including area code: (303) 741-2045

      7100 E. Belleview Avenue, Greenwood Village, CO                                80111
         (Address of principal executive offices)                                  (Zip Code)

Item 5. Other Events.   Press release announcing the first live telephonic presentation by
                         CEO, John Prufeta.
                        Press release announcing the closing of a $2.5 million financing agreement.

         Exhibits
                        Exhibit 99.1 - Copy of the Press Release
                        Exhibit 99.2 - Copy of the Press Release

                                   SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 MEDIX RESOURCES, INC.

January 12, 2001                                              By:/s/Patricia A. Minicucci
                                                                    Patricia A. Minicucci,
                                                                     Executive Vice President
                                                                     and Secretary